UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025
RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane, Suite 110A
Irving, Texas		75038
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (214) 771-9952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously disclosed on the Current Report on Form 8-K filed by RumbleOn, Inc. (the “Company”) with the Securities and Exchange Commission on April 2, 2025 (the “Original 8-K”), (i) Tiffany Kice is no longer Chief Financial Officer of the Company, effective as of April 2, 2025, and (ii) Brandy Treadway is no longer Chief Legal Officer of the Company, effective as of April 2, 2025. This Current Report on Form 8-K/A is being filed to provide the information to supplement the disclosure contained in Item 5.02 of the Original 8-K and to file the exhibits included as Exhibits 10.1 and 10.2 hereto. Except as disclosed below, the disclosures in the Original 8-K remain unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Ms. Kice’s termination effective as of April 2, 2025 (the “Kice Separation Date”), the Company and Ms. Kice entered into a separation agreement effective as May 1, 2025 (the “Kice Separation Agreement”). Pursuant to the Kice Separation Agreement, Ms. Kice will receive benefits, consisting of (i) payment in the aggregate amount of $192,500, representing six months of Ms. Kice’s base salary, payable in a lump sum within ten business days of the effective date of the Kice Separation Agreement, and (ii) in accordance with that certain employment agreement, by and between Ms. Kice and the Company, effective as of June 24, 2024 (the “Kice Employment Agreement”), payment of Ms. Kice’s (and her eligible dependents’) monthly Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), premium payments for up to six months following the Kice Separation Date upon her timely and proper election of COBRA continuation coverage. Additionally, under the Kice Separation Agreement, (i) Ms. Kice is entitled to any accrued and unpaid base salary and unreimbursed expenses incurred through the Kice Separation Date, (ii) Ms. Kice is not entitled to any bonus with respect to 2024, 2025, or any other year, and (iii) given none of the restricted stock units (“RSUs”) previously granted to Ms. Kice have vested, such RSUs automatically terminated and were forfeited without consideration as of the Kice Separation Date and Ms. Kice’s right to vest in such RSUs terminated as of the Kice Separation Date. As consideration for the foregoing, Ms. Kice has agreed to a general release of all claims against the Company and its affiliates. The Kice Separation Agreement confirms that certain provisions contained in the Kice Employment Agreement, including, but not limited to, certain restrictions relating to the disclosure of proprietary information, non-solicitation and non-competition, defense of claims, ownership of intellectual property, and withholdings and deductions, will remain in full force and effect. The Kice Separation Agreement also contains customary terms applicable to the departure of an executive of the Company, including confidentiality and non-disparagement.

In connection with Ms. Treadway’s termination effective as of April 2, 2025 (the “Treadway Separation Date”), the Company and Ms. Treadway entered into a separation agreement effective as of May 1, 2025 (the “Treadway Separation Agreement”). Pursuant to the Treadway Separation Agreement, Ms. Treadway will receive benefits, consisting of (i) payment in the aggregate amount of $187,500, representing six months of Ms. Treadway’s base salary, payable in a lump sum within ten business days of the effective date of the Treadway Separation Agreement, and (ii) in accordance with that certain employment agreement, by and between Ms. Treadway and the Company, effective as of February 12, 2024 (the “Treadway Employment Agreement”), payment of Ms. Treadway’s (and her eligible dependents’) monthly COBRA premium payments for up to six months following the Treadway Separation Date upon her timely and proper election of COBRA continuation coverage. Additionally, under the Treadway Separation Agreement, (i) Ms. Treadway is entitled to any accrued and unpaid base salary and unreimbursed expenses incurred through the Treadway Separation Date, (ii) Ms. Treadway is not entitled to any bonus with respect to 2024, 2025, or any other year, and (iii) given none of the RSUs previously granted to Ms. Treadway have vested, such RSUs automatically terminated and were forfeited without consideration as of the Treadway Separation Date and Ms. Treadway’s right to vest in such RSUs terminated as of the Treadway Separation Date. As consideration for the foregoing, Ms. Treadway has agreed to a general release of all claims against the Company and its affiliates. The Treadway Separation Agreement confirms that certain provisions contained in the Treadway Employment Agreement, including, but not limited to, certain restrictions relating to the disclosure of proprietary information, non-solicitation and non-competition, defense of claims, ownership of intellectual property, and withholdings and deductions, will remain in full force and effect. The Treadway Separation Agreement also contains customary terms applicable to the departure of an executive of the Company, including confidentiality and non-disparagement.

The forgoing descriptions of the Kice Separation Agreement and the Treadway Separation Agreement herein do not purport to be complete, and each is qualified in its entirety by reference to the full text of the Kice Separation Agreement and the Treadway Separation Agreement, respectively, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K/A and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
10.1	Separation Agreement, effective as of May 1, 2025, by and between RumbleOn, Inc. and Tiffany Kice
10.2	Separation Agreement, effective as of May 1, 2025, by and between RumbleOn, Inc. and Brandy Treadway
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: May 1, 2025	By:	/s/ Michael Quartieri
Michael Quartieri
Chairman, Chief Executive Officer, and Interim Chief Financial Officer